Exhibit 99.1 2019 Annual Meeting of Stockholders April 9, 2019 1 | 2019 Annual Meeting of StockholdersExhibit 99.1 2019 Annual Meeting of Stockholders April 9, 2019 1 | 2019 Annual Meeting of Stockholders

BNY Mellon

Investment Services

$12.3B Revenue

- Asset Servicing
- Pershing
- Issuer Services
- Markets
- Clearance and Collateral
- Treasury Services

$4.2B Pre-tax Income

- Services business
- Technology driven

Investment Management

$4.1B Revenue

- Asset Management
- Wealth Management

$1.3B Pre-tax Income

- Diversified global asset manager
- Broad range of investment strategies
- 8 specialized managers
- Leading positions in specialized asset management – LDI, Cash, Fixed Income
- Strong wealth management business with a comprehensive offering

Full range of institutional services, clearance, cash management and global payments services			Institutional and retail investment management	Wealth management for individuals, families and endowments / foundations
$33.1 trillion AUC/A World's largest custodian **$2.9 trillion** Average tri-party repo balances	**~7 million** global investor accounts at Pershing with over **$1.7 trillion** under custody and/or administration	**>$24 trillion** Assets on data management platform **$1.7 trillion** Average USD cleared per day	**$1.7 trillion AUM** 7th Largest asset manager **$1.5 trillion AUM (institutional)** 4th Largest institutional money manager	**$239 billion** Total private client assets **11th largest** U.S wealth manager

NOTE: Revenue and pre-tax income metrics for Investment Services and Investment Management reflect the full year 2018. Revenue metrics exclude the Other segment.

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BNY MELLON

Serving the world's clients through leading capabilities

Institutions	Asset Managers	Financial Services	Public/Non-Profits	Individuals
Corporations Governments Central Banks Family Offices Sovereign Funds	Mutual Funds Hedge Funds Private Equity ETFs	Banks Broker-Dealers Financial Intermediaries Insurance Companies Investment Advisors	Pension Funds Local Governments Endowments Foundations Charitable Gift Programs	High-Net-Worth Individuals and Families

76% of Fortune 500 Companies

89% of the Top 100 U.S. Broker-Dealers

95% of the Top 100 Investment Managers Worldwide

87% of the Top 100 U.S. Pension and Employee Benefit Funds

96% of the Top 50 Life/Health Insurance Companies

94% of Top 100 Banks Worldwide

NOTE: See Appendix for additional information regarding rankings.

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BNY MELLON

A dynamic model delivering long-term value to clients and shareholders Attractive High Risk-Adjusted Business Model Returns Strong EPS Growth • Diversified business mix • Increasing scale benefits • Prudent credit risk business model • Majority of revenue from • Positive operating leverage recurring fees • Robust liquidity profile • Positive capital generation 1 • Low risk-weighted assets model • >22% ROTCE enables growth with limited new capital required • Serving a critical industry 1. ROTCE represents the Return on Tangible Common Shareholders’ Equity, a Non-GAAP measure, excludes goodwill and intangible assets, net of deferred tax liabilities. See Appendix for a reconciliation. 4 | 2019 Annual Meeting of StockholdersA dynamic model delivering long-term value to clients and shareholders Attractive High Risk-Adjusted Business Model Returns Strong EPS Growth • Diversified business mix • Increasing scale benefits • Prudent credit risk business model • Majority of revenue from • Positive operating leverage recurring fees • Robust liquidity profile • Positive capital generation 1 • Low risk-weighted assets model • >22% ROTCE enables growth with limited new capital required • Serving a critical industry 1. ROTCE represents the Return on Tangible Common Shareholders’ Equity, a Non-GAAP measure, excludes goodwill and intangible assets, net of deferred tax liabilities. See Appendix for a reconciliation. 4 | 2019 Annual Meeting of Stockholders

2018 Financial Performance 2018 Impact of 2018 2018 2018 vs. 2017 1 2 $ in billions, except EPS Reported Notable Items Operating Operating Revenue $16.4 $16.4 3% - Expense $11.2 ($0.3) $10.9 2% Net Income $4.1 $0.2 $4.3 14% Operating Margin 32% 2% 34% 79bps EPS $4.04 $0.17 $4.21 18% NOTE: May not foot due to rounding. 1. Reflects non-GAAP measures. See Appendix for reconciliations. Additional disclosure regarding non-GAAP measures is available in the Corporation’s reports filed with the SEC, available at www.bnymellon.com/investorrelations. 2. Calculation is based off of operating results for full years 2018 and 2017. 5 | 2019 Annual Meeting of Stockholders2018 Financial Performance 2018 Impact of 2018 2018 2018 vs. 2017 1 2 $ in billions, except EPS Reported Notable Items Operating Operating Revenue $16.4 $16.4 3% - Expense $11.2 ($0.3) $10.9 2% Net Income $4.1 $0.2 $4.3 14% Operating Margin 32% 2% 34% 79bps EPS $4.04 $0.17 $4.21 18% NOTE: May not foot due to rounding. 1. Reflects non-GAAP measures. See Appendix for reconciliations. Additional disclosure regarding non-GAAP measures is available in the Corporation’s reports filed with the SEC, available at www.bnymellon.com/investorrelations. 2. Calculation is based off of operating results for full years 2018 and 2017. 5 | 2019 Annual Meeting of Stockholders

Generating positive operating leverage +135 bps ($ millions) ~3% increase ~2% expense increase 1 NOTE: The above reflects non-GAAP measures. See Appendix for reconciliations. Additional disclosure regarding non-GAAP measures is available in the Corporation’s reports filed with the SEC, available at www.bnymellon.com/investorrelations. 1. Other includes the changes in the following: provision for income tax, preferred stock dividend and income taxes. 6 | 2019 Annual Meeting of StockholdersGenerating positive operating leverage +135 bps ($ millions) ~3% increase ~2% expense increase 1 NOTE: The above reflects non-GAAP measures. See Appendix for reconciliations. Additional disclosure regarding non-GAAP measures is available in the Corporation’s reports filed with the SEC, available at www.bnymellon.com/investorrelations. 1. Other includes the changes in the following: provision for income tax, preferred stock dividend and income taxes. 6 | 2019 Annual Meeting of Stockholders

Returning majority of generated capital to shareholders 23.9% ($ millions) 22.5% 21.2% 19.7% +20% 16.0% 4,321 1 ROTCE 3,588 3,176 3,117 2,431 3,269 2,686 2,398 2,355 1,669 Share buy-back 1,052 902 778 762 762 Common dividends 2014 2015 2016 2017 2018 2 Total Payout Ratio 98% 102% 93% 92% 105% 1. ROTCE represents the Return on Tangible Common Shareholders’ Equity, a Non-GAAP measure, excludes goodwill and intangible assets, net of deferred tax liabilities. See Appendix for a reconciliation. 2. Total payout ratio excludes preferred dividends. 7 | 2019 Annual Meeting of StockholdersReturning majority of generated capital to shareholders 23.9% ($ millions) 22.5% 21.2% 19.7% +20% 16.0% 4,321 1 ROTCE 3,588 3,176 3,117 2,431 3,269 2,686 2,398 2,355 1,669 Share buy-back 1,052 902 778 762 762 Common dividends 2014 2015 2016 2017 2018 2 Total Payout Ratio 98% 102% 93% 92% 105% 1. ROTCE represents the Return on Tangible Common Shareholders’ Equity, a Non-GAAP measure, excludes goodwill and intangible assets, net of deferred tax liabilities. See Appendix for a reconciliation. 2. Total payout ratio excludes preferred dividends. 7 | 2019 Annual Meeting of Stockholders

Delivering progress on our priorities

Asset Servicing and Markets

- Alliance with BlackRock Solutions
- Focused investments in servicing capabilities for alternative managers
  - Real estate
  - Credit managers
  - Private equity
- Formed new team to build data business
- Expanded foreign exchange and securities lending options

Pershing	• Strong demand for offering in U.S. and UK • Accelerating investments in RIA servicing
Issuer Services	• Launching new platform for CLO and traditional loan products as well as improved client reporting • Added new sales and relationship management
Clearance & Collateral Management	• Extending collateral optimization services • Completed conversion of new government clearing clients
Treasury Services	• New leadership • Focus on growing high-margin payment, FX and associated liability deposits from target clients globally
Investment Management	• Consolidating in North America to create multi-asset capabilities through Mellon • Investing in thematic, passives, alternatives, smart beta and LDI • New leadership in Wealth Management • Investing in goals-based advice tools and digital capabilities

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BNY MELLON

Announcing a new alliance: BNY Mellon and BlackRock Solutions 9 | 2019 Annual Meeting of StockholdersAnnouncing a new alliance: BNY Mellon and BlackRock Solutions 9 | 2019 Annual Meeting of Stockholders

Analytics tools and improved workflows to build new competitive advantages for asset managers Custody Activity NAV Construction Review transactions with an enhanced level of detail and See the steps of the NAV process so clients can track accuracy, viewing by account, date, asset type, location, funds through the various events in their lifecycle and proactively address issues. Get a clearer picture of type, or status. Clients can even search for a particular every move a fund makes. security, currency or reference number and produce summaries and reports with unparalleled specificity. 10 | 2019 Annual Meeting of StockholdersAnalytics tools and improved workflows to build new competitive advantages for asset managers Custody Activity NAV Construction Review transactions with an enhanced level of detail and See the steps of the NAV process so clients can track accuracy, viewing by account, date, asset type, location, funds through the various events in their lifecycle and proactively address issues. Get a clearer picture of type, or status. Clients can even search for a particular every move a fund makes. security, currency or reference number and produce summaries and reports with unparalleled specificity. 10 | 2019 Annual Meeting of Stockholders

In closing Sustainable and unique franchise with scale and global diversification Maintaining a low-risk profile Progressing on our strategic priorities Investing in the future while also increasing operating margins Maintaining our shareholder friendly capital return (subject to approvals) 11 | 2019 Annual Meeting of StockholdersIn closing Sustainable and unique franchise with scale and global diversification Maintaining a low-risk profile Progressing on our strategic priorities Investing in the future while also increasing operating margins Maintaining our shareholder friendly capital return (subject to approvals) 11 | 2019 Annual Meeting of Stockholders

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Cautionary Statement • A number of statements in our presentations, the accompanying slides and the responses to your questions are “forward-looking statements.” Words such as “estimate”, “forecast”, “project”, “anticipate”, “target”, “expect”, “intend”, “continue”, “seek”, “believe”, “plan”, “goal”, “could”, “should”, “may”, “will”, “strategy”, “opportunities”, “trends” and words of similar meaning signify forward-looking statements. These statements relate to, among other things, The Bank of New York Mellon Corporation’s (the “Corporation”) expectations regarding: our risk profile, performance, capital plans, investments, strategic priorities, financial goals, client experience and revenue growth; and statements regarding the Corporation's aspirations, as well as the Corporation’s overall plans, strategies, goals, objectives, expectations, outlooks, estimates, intentions, targets, opportunities and initiatives. These forward-looking statements are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation’s control). • Actual outcomes may differ materially from those expressed or implied as a result of the factors described under “Forward Looking Statements” and “Risk Factors” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 Annual Report”) and in other filings of the Corporation with the Securities and Exchange Commission (the “SEC”). Such forward-looking statements speak only as of April 9, 2019, and the Corporation undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding the Corporation, please refer to the Corporation's SEC filings available at www.bnymellon.com/investorrelations. • Non-GAAP Measures: In this presentation we discuss some non-GAAP measures in detailing the Corporation’s performance, which exclude certain items or otherwise include components that differ from GAAP. We believe these measures are useful to the investment community in analyzing the financial results and trends of ongoing operations. We believe they facilitate comparisons with prior periods and reflect the principal basis on which our management monitors financial performance. Additional disclosures relating to non-GAAP measures are contained in the Corporation’s reports filed with the SEC, including the 2018 Annual Report, and are available at www.bnymellon.com/investorrelations. 13 | 2019 Annual Meeting of StockholdersCautionary Statement • A number of statements in our presentations, the accompanying slides and the responses to your questions are “forward-looking statements.” Words such as “estimate”, “forecast”, “project”, “anticipate”, “target”, “expect”, “intend”, “continue”, “seek”, “believe”, “plan”, “goal”, “could”, “should”, “may”, “will”, “strategy”, “opportunities”, “trends” and words of similar meaning signify forward-looking statements. These statements relate to, among other things, The Bank of New York Mellon Corporation’s (the “Corporation”) expectations regarding: our risk profile, performance, capital plans, investments, strategic priorities, financial goals, client experience and revenue growth; and statements regarding the Corporation's aspirations, as well as the Corporation’s overall plans, strategies, goals, objectives, expectations, outlooks, estimates, intentions, targets, opportunities and initiatives. These forward-looking statements are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation’s control). • Actual outcomes may differ materially from those expressed or implied as a result of the factors described under “Forward Looking Statements” and “Risk Factors” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 Annual Report”) and in other filings of the Corporation with the Securities and Exchange Commission (the “SEC”). Such forward-looking statements speak only as of April 9, 2019, and the Corporation undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding the Corporation, please refer to the Corporation's SEC filings available at www.bnymellon.com/investorrelations. • Non-GAAP Measures: In this presentation we discuss some non-GAAP measures in detailing the Corporation’s performance, which exclude certain items or otherwise include components that differ from GAAP. We believe these measures are useful to the investment community in analyzing the financial results and trends of ongoing operations. We believe they facilitate comparisons with prior periods and reflect the principal basis on which our management monitors financial performance. Additional disclosures relating to non-GAAP measures are contained in the Corporation’s reports filed with the SEC, including the 2018 Annual Report, and are available at www.bnymellon.com/investorrelations. 13 | 2019 Annual Meeting of Stockholders

Appendix 14 | 2019 Annual Meeting of StockholdersAppendix 14 | 2019 Annual Meeting of Stockholders

Disclosures Slide 3: BNY Mellon client data as of December 2018 Willis Towers Watson, October 30, 2018. Based on discretionary assets under management at the end of 2017; does not include saving/current accounts or assets unrelated to investment business, money market funds, advisory portfolios, or transactional assets. Analysis based on data supplied by third parties in U.S. dollars Investment Managers, Pensions and Employee Benefits: Pensions & Investments, P&I Crain Communications Inc. ©2019 Barron’s, “America’s Top 40 Wealth Management Firms,” September 24, 2018. Ranked by submitted assets under management Slide 4: Fortune 500: Fortune, Time Inc. ©2018 Broker-Dealers: Investment News, InvestmentNews LLC ©2019 Investment Managers, Pensions and Employee Benefits: Pensions & Investments, P&I Crain Communications Inc. ©2019 Life and Health Insurance Companies: A.M. Best, A.M. Best Company, Inc. ©2019 Banks: relbanks.com, Relbanks.com ©2011-2018 15 | 2019 Annual Meeting of StockholdersDisclosures Slide 3: BNY Mellon client data as of December 2018 Willis Towers Watson, October 30, 2018. Based on discretionary assets under management at the end of 2017; does not include saving/current accounts or assets unrelated to investment business, money market funds, advisory portfolios, or transactional assets. Analysis based on data supplied by third parties in U.S. dollars Investment Managers, Pensions and Employee Benefits: Pensions & Investments, P&I Crain Communications Inc. ©2019 Barron’s, “America’s Top 40 Wealth Management Firms,” September 24, 2018. Ranked by submitted assets under management Slide 4: Fortune 500: Fortune, Time Inc. ©2018 Broker-Dealers: Investment News, InvestmentNews LLC ©2019 Investment Managers, Pensions and Employee Benefits: Pensions & Investments, P&I Crain Communications Inc. ©2019 Life and Health Insurance Companies: A.M. Best, A.M. Best Company, Inc. ©2019 Banks: relbanks.com, Relbanks.com ©2011-2018 15 | 2019 Annual Meeting of Stockholders

Revenue, expense and pre-tax operating margin reconciliation

($MM)	2018	2017	Growth vs. 2017
Total revenue – GAAP	**$16,392**	**$15,543**	**5%**
Exclude the impact of notable items (a)(b)	(13)	(320)	
Total revenue, excluding notable items – Non-GAAP	**$16,405**	**$15,863**	**3%**
Total noninterest expense – GAAP	**$11,211**	**$10,957**	**2%**
Exclude the impact of notable items (a)(b)	343	309	
Total noninterest expense, excluding notable items – Non-GAAP	**$10,868**	**$10,648**	**2%**
Income before income taxes—GAAP	**$5,192**	**$4,610**	**13%**
Exclude the impact of notable items (a)(b)			
Total revenue	(13)	(320)	
Total noninterest expense	343	309	
Income before taxes, excluding notable items - Non-GAAP	**$5,548**	**$5,239**	**6%**
Pre-tax operating margin – GAAP (c)	32%	30%	
Pre-tax operating margin, excluding notable items – Non-GAAP (c)	**34%**	**33%**	

NOTE: Pre-tax operating margin reflects income before taxes divided by total revenue. (a) 2018 includes adjustments to provisional estimates for U.S. tax legislation and other changes, severance, expenses associated with consolidating real estate and litigation expense, each recorded in 4Q18. Also includes expenses associated with consolidating real estate recorded in 2Q18 and adjustments to provisional estimates for U.S. tax legislation and other changes and litigation expense, both recorded in 3Q18. (b) 2017 includes the estimated net benefit of U.S. tax legislation, severance, an asset impairment and investment securities losses related to the sale of certain securities, each recorded in 4Q17, and litigation expense recorded in 2017. (c) Income before taxes divided by total revenue.

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Net income and EPS reconciliation

($MM)	2018 Results	2018 Diluted EPS	2017 Results	2017 Diluted EPS	2018 vs. 2017 Results	2018 vs. 2017 Diluted EPS
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	**$4,097**	**$4.04**	$3,915	$3.72	**5%**	**9%**
Exclude the impact of notable items: (a)(b)						
Total revenue	**(13)**		(320)			
Total noninterest expense	**343**		309			
Provision for income taxes	**(188)**		(789)			
Net impact of notable items	**(168)**	**(0.17)**	160	0.15		
Net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding notable items – Non-GAAP	**$4,265**	**$4.21**	$3,755	$3.57	**14%**	**18%**

(a) 2018 includes adjustments to provisional estimates for U.S. tax legislation and other changes, severance, expenses associated with consolidating real estate and litigation expense, each recorded in 4Q18. Also includes expenses associated with consolidating real estate recorded in 2Q18 and adjustments to provisional estimates for U.S. tax legislation and other changes and litigation expense, both recorded in 3Q18.

(b) 2017 includes the estimated net benefit of U.S. tax legislation, severance, an asset impairment and investment securities losses related to the sale of certain securities, each recorded in 4Q17, and litigation expense recorded in 2017.

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BNY MELLON

Return on common equity and tangible common equity reconciliation

($MM)	2018	2017	2016	2015	2014
Net income applicable to common shareholders of The Bank of New York Mellon Corporation–GAAP	**$4,097**	$3,915	$3,425	$3,053	$2,494
Add: Amortization of intangible assets	**180**	209	237	261	298
Less: Tax impact of amortization of intangible assets	**42**	72	81	89	104
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation excluding amortization of intangible assets–Non-GAAP	**$4,235**	$4,052	$3,581	3,225	2,688
Average common shareholders' equity	**$37,818**	$36,145	$35,504	$35,564	$36,618
Less: Average goodwill	**17,458**	17,441	17,497	17,731	18,063
Average intangible assets	**3,314**	3,508	3,737	3,992	4,305
Add: Deferred tax liability–tax deductible goodwill (a)	**1,072**	1,034	1,497	1,401	1,340
Deferred tax liability–intangible assets (a)	**692**	718	1,105	1,148	1,216
Average tangible common shareholders' equity – Non-GAAP	**$18,810**	$16,948	$16,872	$16,390	$16,806
Return on common shareholders' equity – GAAP	**10.8%**	10.8%	9.6%	8.6%	6.8%
Return on tangible common shareholders' equity–Non-GAAP	**22.5%**	23.9%	21.2%	19.7%	16.0%

(a) Deferred tax liabilities are based on fully phased-in U.S. capital rules

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BNY MELLON

Definitions Acronym Definition AUC/A Assets under custody and/or administration AUM Assets under management CLO Collateralized loan obligation EPS Earnings per share ETF Exchange-traded fund GAAP Generally accepted accounting principles LDI Liability–driven investment RIA Registered independent advisor ROTCE Return on tangible common shareholders’ equity 19 | 2019 Annual Meeting of StockholdersDefinitions Acronym Definition AUC/A Assets under custody and/or administration AUM Assets under management CLO Collateralized loan obligation EPS Earnings per share ETF Exchange-traded fund GAAP Generally accepted accounting principles LDI Liability–driven investment RIA Registered independent advisor ROTCE Return on tangible common shareholders’ equity 19 | 2019 Annual Meeting of Stockholders

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